UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2006

                  Epicus Communication Group, Inc., Inc.
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         (Exact name of registrant as specified in its charter)


           Florida                    333-71008             59-2564162
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(State or other jurisdiction of (Commission File Number)    (IRS Employer
        incorporation)                                   Identification No.)



            1750 Osceola Drive, West Palm Beach, Florida 33409
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            (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 688-0440
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Former name or former address, if changed since last report: Not applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02   Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal Officers.

Effective on September 25, 2006, Gerard Haryman resigned as President, Treasurer and a Director of Epicus Communications Group, Inc.
(the "Corporation"). Until a replacement is selected, Mr. Haryman's duties will be assumed by Mark Schaftlein, Chief Executive Officer, Secretary and Director of the Corporation. Although he will no longer be an employee of Epicus, Mr. Haryman will remain associated with the firm as an independent consultant.








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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Epicus Communications Group, Inc.

Date: September 21, 2006

By:  /s/ Mark Schaftlein
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Title: Chief Executive Officer,
       Secretary and Director










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